UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 8, 2008

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On May 7, 2008, following the 2008 annual meeting of stockholders of Trex Company, Inc. (the “Company”) held on that date, the Board of Directors of the Company reduced the authorized number of members of the Board of Directors from nine directors to seven directors to adjust the Board size in light of the termination of service of Anthony J. Cavanna and William H. Martin, III. In accordance with his decision previously communicated to the Board of Directors and previously reported by the Company, Mr. Cavanna retired from the Board of Directors effective on May 7, 2008. The term of service of Mr. Martin expired on May 7, 2008. As previously reported by the Company, Mr. Martin had determined not to stand for re-election at the 2008 annual meeting of stockholders.

(e)    On May 7, 2008, the stockholders of the Company voted at the Company’s 2008 annual meeting of stockholders to approve an amendment to the Trex Company, Inc. 2005 Stock Incentive Plan (the “Stock Incentive Plan”) which increased the total number of shares of the Company’s common stock issuable pursuant to the Stock Incentive Plan by 1,000,000 shares from a total of 2,150,000 shares to a total of 3,150,000 shares. The Stock Incentive Plan provides for the grant of stock options, restricted stock, stock units, unrestricted stock, stock appreciation rights and performance awards to officers, directors and other employees of the Company and its subsidiaries. As previously reported, the Company’s Board of Directors approved the foregoing amendment on March 13, 2008.

A copy of the Stock Incentive Plan, including Section 4.1 as amended by the amendment described above, is filed as Exhibit 10.1 to this report and is incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)    On January 8, 2008, the Board of Directors of the Company approved an amendment to Article VI, Section 1 of the Company’s Amended and Restated By-Laws, effective as of January 8, 2008, to give the Board of Directors the authority to approve the issuance of shares of the Company’s common stock and other capital stock, if any, in uncertificated form. Before the amendment, the foregoing provision stated that each stockholder of the Company was entitled to a certificate or certificates representing shares of the Company’s capital stock.

A copy of the Company’s Amended and Restated By-Laws, including Article VI, Section 1 as amended by the amendment described above, is filed as Exhibit 3.2 to this report and is incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Trex Company, Inc. herewith files the following exhibits:

Exhibit Number	Description of Exhibit

3.2	Amended and Restated By-Laws of Trex Company, Inc.

10.1	Trex Company, Inc. 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: May 7, 2008	/s/ Ronald W. Kaplan
Ronald W. Kaplan
President and Chief Executive Officer (Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

3.2	Amended and Restated By-Laws of Trex Company, Inc.

10.1	Trex Company, Inc. 2005 Stock Incentive Plan